                                                                Exhibit 10.11

                            DATED [23rd December] 1987


                          L.C.P. DEVELOPMENTS LIMITED


                                      -to-

[LOGO]                    GALILEO DISTRIBUTION SYSTEMS LIMITED


                              U N D E R L E A S E

                                       of


        Unit 2CII Hillmead Complex, Swindon, in the County of Wiltshire



                                 HIGGS & SONS
                                 SOLICITORS
                                 BRIERLEY HILL



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T H I S  U N D E R L E A S E   made the 23rd day of December One thousand nine
hundred and eighty seven B E T W E E N L.C.P. DEVELOPMENT LIMITED of The Pensnett Estate Kingswinford West Midlands DY6 7NA (hereinafter called "the Landlord" which expression shall include the person persons company for the time being entitled to the reverse immediately expectant upon the determination of the term hereby granted) of the one part GALILEO DISTRIBUTION SYSTEMS LIMITED whose registered office is at P.O. Box 10 Speedbird House Heathrow Airport (London) Hounslow Middlesex TW6 2JA (hereinafter called "the Tenant" which expression shall include the Tenant's successors in title and permitted assigns and where there are two or more persons for the time being constituting the Tenant the obligations of each of such persons hereunder shall be joint and several and the masculine shall include the feminine) of the other part.

W I T N E S S E T H  as follows:

1. THE Landlord hereby demises into the Tenant ALL THE PREMISES more particularly described in the First Schedule hereto together with the Landlord's fixture and fittings set out in the Second Schedule hereto (all of which premises are hereinafter referred to as "the demised premises") TO HOLD the same unto the Tenant from the Twenty ninth day of September One thousand nine hundred and eightY seven for the term of twenty four years PAYING THEREFOR by equal quarterly payments to be made without any deduction in advance by Bankers Standing Order if required by the Landlord on the usual quarter days during the said term the respective rents following

Rent Review     (A)  yearly rents ascertained in accordance with the next four
Provisions           sub-clauses (1) (2) (3) and (4) hereof (1) In this Lease
                     "Review Date" means the Twenty ninth day of September in the year One thousand nine hundred and ninety one and in every fourth year thereafter and "Review Period" means the period starting with any Review Date up to the next Review
                     Date or starting with the last Review Date up to the end of the term hereof

(2)  The yearly rent shall be

                                                                 Exhibit 10.11

                                                                        Unit 7


                             DATED 23rd DECEMBER 1987





                          L. C. P. DEVELOPMENTS LIMITED

                                      -to-

                      GALILEO DISTRIBUTION SYSTEMS LIMITED



                              U N D E R L E A S E

                                       of

                     Unit 2CIII Hillmead Complex, Swindon,
                           in the County of Wiltshire



                                                                HIGGS & SONS
                                                                SOLICITORS
                                                                BRIERLEY HILL

                    THIS UNDERLEASE made the 23rd day of December One thousand nine hundred and eighty seven BETWEEN L.C.P. DEVELOPMENTS LIMITED of The Pensnett Estate Kingswinford West Midlands DY6 7NA (hereinafter called "the Landlord" which expression shall include the person persons company for the time being entitled to the reverse immediately expectant upon the determination of the term hereby granted) of the one part GALILEO DISTRIBUTION SYSTEMS LIMITED whose registered office is at P.O. Box 10 Speedbird House Heathrow Airport (London) Hounslow Middlesex TW6 2JA (hereinafter called "the Tenant" which expression shall include the Tenant's successors in title and permitted assign and where there are two or more persons for the time being constituting the Tenant the obligations of each of such persons hereunder shall be joint and several and the masculine shall include the feminine) of the other part
                    WITNESSETH as follows: -
                1. THE Landlord hereby demises unto the Tenant ALL THE PREMISES more particularly described in the First Schedule hereto together with the Landlord's fixtures and fittings set out in the Second Schedule hereto (all which premises are hereinafter referred to as "the demised premises") TO HOLD the same unto the Tenant from the Twenty ninth day of September One thousand nine hundred and eighty seven for the term of twenty four years PAYING THEREFOR by equal quarterly payments to be made without any deduction in advance by Bankers Standing Order if required by the Landlord on the usual quarter days during the said term the respective rents following
                    (A) yearly rents ascertained in accordance with the next four sub-clauses (1) (2) (3) and (4) hereof
                    (1) In this Lease "Review Date" means the Twenty ninth day of September in the year One thousand nine hundred and ninety one and in every fourth year thereafter and "Review Period" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the end of the term hereof
                    (2) The yearly rent shall be: -

                    (a) Until the first Review Date the rent of Forty one thousand two hundred and fifty pounds (pound sterling 41,250) and (b) During each successive Review Period a rent equal to the rent previously payable hereunder or such revised rent as may be ascertained as herein provided which ever be the greater
                    (3) Such revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date at the option of the Landlord by an independent arbitrator or by an independent valuer (such valuer acting as an expert and not as at arbitrator) such arbitrator or valuer being a Chartered Surveyor having not less than ten years practice in England and recent substantial experience in valuing and letting premises of the kind and character similar to those of the demised premises to be nominated in the absence of agreement between the parties hereto by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of the Landlord (in exercise of the said option) made not earlier than three months before the relevant Review Date and so that in the case of such arbitration or valuation the revised rent to be awarded or determined by the arbitrator or valuer shall be such as he shall decide is the yearly rent at which the demised premises might reasonably be expected to be let at the relevant Review Date (being the open market rental value without any deduction whatsoever)
                    (a) On the following assumptions at that date:-
                        (i) that the demised premises:
                            (a) are available to let on the open market without a fine or premium with vacant possession by a willing landlord to a willing tenant for a term of 12 years or the residue then unexpired of the term of this Lease (whichever be the longer)
                            (b) are to be let as a whole subject to the terms of this lease (other than first the break conditions contained in clause 4 (14) and secondly the amount of the rent hereby reserved but including the provisions for four yearly review of that rent)
                           (c) are fit and available for immediate occupation
                           (d) may be used for any of the purposes permitted by this lease as varied or extended by any licence granted pursuant thereto
                      (ii) That the covenants herein contained on the part of
                           the Landlord and the Tenant have been fully performed and observed Provided that no such assumption shall be made in respect of covenants on the part of the Landlord unless the Landlord has been and is continuing to use its best endeavours to comply with its covenants
                      (iii)That no work has been carried out to the demised
                           premises which has diminished the rental value and that in case the demised premises have been destroyed or damaged they have been fully restored
                      (iv) That no reduction is to be made to take account of
                           any rental concession which on a new letting with vacant possession might be granted to an incoming tenant for the purposes of fitting out
                    (b) But disregarding:
                        (i) any effect on rent of the fact that the Tenant or its respective predecessors in title or other lawful occupier have been in occupation of the demised premises
                        (ii) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant or other lawful occupier or its or their predecessors in title in its business
                        (iii) any increase in rental value of the demised premises attributable to the existence at the relevant Review Date of any improvement to the demised premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title except obligations requiring compliance with statutes or directions of Local Authorities or other bodies exercising powers under statute or Royal Charter by the Tenant or its predecessors in title or other lawful occupier during the said term or during any period of occupation prior thereto arising out of an agreement to grant such term and
                        (iv) the occupation by the Tenant or any associated company of the Tenant of any other part of the Estate and also disregarding the absence of any intertenancy walls between the demised premises and any adjoining premises
                    (4) IT IS HEREBY FURTHER PROVIDED in relation to the ascertainment and payment of revised rent as follows:-
                        (a) (in the case of arbitration) the arbitration shall
                    be conducted in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force with the further provision that if the arbitrator nominated pursuant to sub-clause (3) hereof shall die or decline to act the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place
                        (b) (in the case of determination by a valuer)
                        (i) the fees and expenses of the valuer including the cost of his nomination shall be borne equally by the Landlord and the Tenant who shall otherwise each bear their own costs and
                        (ii) the valuer shall afford the Landlord and the Tenant an opportunity to make (and shall have regard to) representations to him and
                        (iii) if the valuer nominated pursuant to sub-clause (3) hereof shall die delay or become unwilling unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either the Landlord or the Tenant by writing discharge the valuer and appoint another in his place
                    (c) When the amount of any rent to be ascertained as hereinbefore provided shall have been so ascertained memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and Counterpart thereof and the Landlord and the Tenant shall bear their own costs in respect thereof PROVIDED THAT the failure to complete and sign such memorandum shall not affect the efficacy of the review of the rent
                   (d)(i) if the revised rent payable on and from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable and within fourteen days of the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest on any shortfall at the rate of the Midland Bank plc base rate in force at the relevant Review Date such interest to be calculated on a day to day basis from the relevant Review Date on which it would have been payable if the revised rent had then been ascertained to the date of actual payment of any shortfall (and the interest so payable shall be recoverable in the same manner as rent in arrear)
                   (ii) for the purposes of this proviso the revised rent shall be deemed to have been ascertained on the date when the same has been agreed between the Landlord and the Tenant or as the case may be the date of the award of the arbitrator or of the determination by the valuer
                   (e) If either the Landlord or the Tenant shall fail to pay any costs awarded against it in the case of an arbitration or the moiety of the fees and expenses of the valuer under the provisions hereof within Twenty one days of the same being demanded by the arbitrator or the valuer (as the case may be) the other shall be entitled to pay the same and the amount so paid shall be repaid by the party chargeable on demand
                   (f) Whenever a revised rent in respect of any Review
                   Period has not been agreed between the Landlord and the Tenant before the relevant Review Date and where no agreement has been reached as to the appointment of an arbitrator or valuer nor has the Landlord made any application to the President for the time being of the Royal Institution of Chartered Surveyors as hereinbefore provided the Tenant may at any time after the expiration of the period of three months from the relevant Review Date reply to the said President for the appointment (at the option of the Tenant) of an arbitrator or an independent valuer
                   (acting as aforesaid) for the purpose of determining the amount of the revised rent in accordance with the provisions hereinbefore contained

                    (g) If at the commencement of any Review Period the Landlord shall be obliged legally or otherwise to comply with any
                    enactment (which expression shall include any Act of
                    Parliament now or hereafter in force and any instrument
                    regulation or order made thereunder or deriving validity
                    therefrom) dealing with the control of rent and which shall restrict or modify the Landlord's right to review the rent in accordance with the terms of this Lease then the Landlord shall on each occasion that any such enactment is removed
                    relaxed or modified be entitled on giving not less than one month's notice in writing to the Tenant expiring after the date of each such removal relaxation or modification to
                    introduce an intermediate review date ("the Intermediate
                    Review Date") which shall be the date of expiration of such notice and the rent payable hereunder from an Intermediate
                    Review Date to the commencement of the next succeeding
                    Review Period or Intermediate Review Date (whichever shall first occur) shall be determined in like manner as the rent payable during each Review Period as hereinbefore provided subject to the rent being reviewed on the basis of values
                    existing at the Intermediate Review Date but on the same
                    assumptions as would have applied if the review had taken
                    place on the Review Date
Interest on         (B) on demand by way of additional rent (and the Landlord's
rent                remedies for recovering rent in arrears shall apply
                    hereto) a sum representing interest at rate of four pounds per centum per annum above the Midland Bank plc base lending rate in force at the date the rent falls due upon any
                    payment of rent outstanding and unpaid seven days after the date when the payment of rent fell due and upon any other
                    sum or sums of money payable under the terms of this Lease by the Tenant to the Landlord which shall remain unpaid for seven days following written demand the interest to be
                    charged from the date upon which the payment of rent fell
                    due or the said sum or sums was or were (as the case may be)
                    demanded throughout the entire period during which the
                    payment of rent or other sum or sums remain outstanding or unpaid Provided always that this Clause shall not prejudice in any way the Landlord's right of re-entry contained in
                    Clause 4 (1) hereof
Insurance           (C) By way of further rent annually in advance forthwith
Rent                upon demand without deduction or abatement whatsoever a
                    yearly sum equal to the sum or sums which the Landlord shall from time to time pay by way of premium (including any
                    increased premium payable by reason of any act or omission of the Tenant) for keeping the demised premises insured in accordance with the Landlord's obligations in that behalf
                    contained in Clause 3 (2) hereof
Service Rent        (D) a proportionate part (hereinafter called "the service
                    rent") of the Maintenance Charge (which expression in this
                    Lease shall mean the aggregate in any one year of the costs expenses provisions liabilities and payments incurred or
                    otherwise provided for by the Landlord in relation to the
                    matters set forth in the Third Schedule hereto) being
                    subject to the following terms and provisions:-
                    (a) the amount of the service rent shall be ascertained and certified annually by a certificate (hereinafter called "the certificate") signed by the Landlord or its Managing Agents
                    (which expression in this Lease shall mean the Agents (if
                    any) nominated by the Landlord and for the time being
                    thereunto duly authorised by the Landlord to whom if
                    requested by the Landlord in writing all communications
                    intended for the Landlord shall be addressed) so soon after the end of the Landlord's financial year as may be
                    practicable and shall relate to such year in manner
                    hereinafter mentioned
                    (b) the expression "the Landlord's financial year" shall
                    mean the period from the First day of February to the Thirty first day of January or such other annual period as the
                    Landlord may in its discretion from time to time determine as being that in which the accounts of the Landlord either generally or relating to the Estate shall be made up
                    (c) a copy of the certificate for each such financial year shall be supplied by the Landlord to the Tenant as soon as the same is finalised (and in any event on or prior to the provision by the Landlord to the Tenant of the amount
                    pursuant to sub-clause (g) below) and without charge to the
                    Tenant
                    (d) the certificate shall contain an itemised summary of the
                    Landlord's said expenses and outgoings incurred by the
                    Landlord during the Landlord's financial year to which it
                    relates and shall include a statement of
                    monies received and expended by the Landlord pursuant to the provisions relating to the reserve fund (if any) referred to in paragraph (16) of the Third Schedule hereto together also with a statement showing the balance of the reserve fund
                    held by the Landlord at the end of the Landlord's financial year and the certificate (or a copy thereof duly certified by the person by whom the same was given) shall (save in
                    the case of manifest error) be conclusive evidence for the purposes hereof of the matters which it purports to certify
                    (e)  the annual amount of the service rent payable by the
                    Tenant as aforesaid shall be a sum not exceeding Eight
                    decimal point twenty three per cent (8.23%) of the
                    Maintenance Charge in the year to which the certificate
                    relates
                    (f)  on the usual quarter days in each year during the said term the Tenant shall pay to the Landlord such a sum
                    (hereinafter referred to as "advance payment") in advance
                    and on account of the service rent for the Landlord's
                    financial year then current as the Landlord or its Managing
                    Agents (in either case acting reasonably) shall from time to time specify at its or their discretion to be fair and
                    reasonable
                    (g)  as soon as practicable after the end of each Landlord's financial year the Landlord shall furnish to the Tenant an account of the service rent payable by the Tenant for that year due credit being given therein for the advance payments made by the Tenant in respect of the said year and upon the furnishing of such account there shall be paid by the Tenant to the Landlord the service rent or any balance found
                    payable or there shall be allowed by the Landlord to the
                    Tenant any amount which may have been overpaid by the Tenant by way of advance payment as the case may require PROVIDED
                    ALWAYS that the provisions of this sub-clause shall continue to apply notwithstanding the expiration or sooner
                    determination of the term hereby granted but only in respect of the period down to such expiration or sooner
                    determination as aforesaid and at such time any over payment made by the Tenant shall be refunded to the Tenant
                    notwithstanding as aforesaid unless the Tenant shall after such expiration continue in possession of the
                    demised premises pursuant to any renewal of this Lease
                    pursuant to the provisions of Landlord and Tenant Act 1954 or any statutory re-enactment thereof
                    (h) it is hereby agreed and declared that the Landlord shall not be entitled to re-enter under the provision in that
                    behalf hereinafter contained by reason only of non-payment by the Tenant of any advance payment as aforesaid prior to the signature of the certificate by nothing in this clause or this Lease contained shall disable the Landlord from
                    maintaining an action against the Tenant in respect of
                    non-payment of any such advance payment notwithstanding that the certificate had not been signed at the time of the
                    proceedings subject nevertheless to proof in such
                    proceedings by the Landlord that the advance payment
                    demanded and unpaid is of a fair and reasonable amount
                    having regard to the prospective service rent ultimately
                    payable by the Tenant
                2.  The Tenant hereby covenants with the Landlord as follows:-
To pay rent         (1) To pay the rents hereby reserved and made payable and as from time to time so revised and increased (if such shall be the case) on the days and in manner aforesaid without any
                    deductions
To pay outgoings    (2)(a) From time to time at all times throughout the term
                    hereby granted to pay and discharge all existing and future rates taxes duties charges and assessments surcharges
                    impositions and outgoings whatsoever whether parliamentary local one of any other description which now are or may at any time during the term hereof be assessed imposed or
                    charged upon or payable in respect of the demised premises or any part thereof or upon the owner or occupier in
                    respect thereof or payable by either in respect thereof and whether of national or local and whether of a capital or
                    revenue nature and even though of a wholly novel character provided that the Tenant shall not in any event be liable
                    for any payments as shall be  occasioned by any development disposition of or dealing with or ownership of any estate
                    or interest expectant in reversion on the determination of the term hereby granted (b) If (the demised premises are
                    not kept in rateable occupation during the last three
                    months of the term hereby granted or such longer period as
                    The Secretary of State may specify as "the standard period"
                    for
                    the purpose of Section 42 of the Local Government Planning and Land Act 1980 the Tenant shall not claim relief from
                    payment of rates in respect of such period and shall
                    compensate the Landlord for any loss of relief on account
                    of the Tenant not keeping the demised premises in rateable occupation during such period
                         (c)  Immediately and in any case within seven days of
                    receipt of any proposal by the Valuation Officer or Rating
                    Authority respecting the rating assessment of the demised
                    premises to give notice thereof to the Landlord and not to agree to any such proposal without the Landlord's written
                    consent (which shall not be unreasonably withheld or
                    delayed)
                    (3) (a) Well and substantially to repair cleanse maintain
                    and keep in good and substantial repair and condition
                    the demised premises and without prejudice to the generality of the foregoing well and substantially to repair and keep
To repair           in repair and maintain all party walls (jointly with tenants
and keep clean      of adjoining premises) and all fencing and boundary walls
and tidy            lighting heating and ventilation and drainage systems plate glazing water gas and other installations fire fighting
                    equipment and all other machinery and Landlord's fixtures
                    and fittings in the demised premises and all sewers drains channels watercourses gutters rainwater and soil pipes and cables and supply lines in the demised premises (damage by any of the insured risks save where and to the extent
                    the insurance moneys shall be irrecoverable in consequence of any act or default of the Tenant or its agents licencees servants or invitees or damage to the Tenants trade
                    fixtures fittings and stock (if any) only excepted)
                    (b) To keep all roofs and gutters of the demised premises
                    free from leaves and dirt unless the Landlord shall have
                    notified the Tenant in writing that the Landlord will carry out such work itself
                    (c) Without prejudice to the generality of the foregoing to clean all glazing (both inside and outside and including
                    frames) in the demised premises as often as shall reasonably be necessary but not less than once in every three months
                    save that this obligation will be limited to the inside of all such
                   glazing if the Landlord shall have notified the Tenant
                   in writing that the Landlord will carry out such work to the outside thereof itself
                   (d) To clean the brickwork cladding and other finishes to
                   the exterior of the demised premises in a good and
                   workmanlike manner as often times shall reasonably be
                   considered necessary by the Landlord but in any event not
                   less than once during every twelve month period of the term hereby granted unless the Landlord shall have notified the
                   Tenant in writing that the Landlord will carry out such work itself
                   (e) Immediately preceding the determination of
                   the tenancy (terminate when it may) thoroughly to clean and scour the external and internal parts of the demised
                   premises and leave the same clean and secure in every respect on the last day of the tenancy
                   (f) To make good all damages caused to the demised
                   premises and all other parts of the Estate by the Tenant its servants agents or licensees or caused in the furtherance of theft and within one month (or within twenty four hours in case of emergency) after service upon the Tenant by the
                   Landlord of a notice in writing specifying any repairs for which the Tenant is responsible necessary to be done
                   commence and thereafter proceed diligently to complete the execution of such repairs and if the Tenant shall fail so to do the Landlord may execute such repairs and the cost
                   thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action and the Landlord's
                   remedies for recovering rent in arrears shall apply hereto
                   (g) To pay to the Landlord forthwith upon written
                   demand (and the Landlord's remedies for recovering rent
                   in arrears shall apply hereto)
                        (i) the reasonable cost of carrying out any
                        works undertaken by the Landlord pursuant to clause 2
                        (3) (b) (c) (d) and clause 2 (4) (a) hereof unless the same shall be recovered by the Landlord as part of the Maintenance Charge
                        (ii) a proportionate part of the reasonable
                        cost to the Landlord of inspecting repairing
                        maintaining renewing replacing any party walls separating the demised premises from any adjoining premises in case of failure by the Tenant to comply with its obligations under clause 2 (3) (a) of this
                        Lease
                   and in default of agreement the question shall be
                   determined in accordance with the provisions of
                   Clause 4 (2) hereof
                   (h) To use all reasonable endeavours to prevent the
                   freezing of water pipes in the demised premises
To paint and       (4)(a) Unless the Landlord shall have notified the
decorate           Tenant in writing that the Landlord will carry out such work itself once in every fourth year of the term hereby granted and also immediately prior to vacating the demised premises in the last quarter thereof (whether determined by effluxion of time or otherwise) so that the Tenant shall yield up the demised premises to the Landlord in a freshly decorated
                   condition to paint all the outside wood ironwork and other parts usually painted in a proper and workmanlike manner
                   using good quality materials and colours in accordance
                   with a reasonable specification prepared from time to time by the Landlord or its Managing Agents
                   (b) Once in every fourth year of the term hereby
                   granted and also immediately prior to vacating the demised premises in the last quarter thereof (whether determined by effluxion of time or otherwise) so that the Tenant shall
                   yield up the demised premises to the Landlord in a freshly decorated condition to paint all the inside wood ironwork
                   and other parts usually painted of the demised premises and all additions thereto in a proper and workmanlike manner
                   using good quality materials in accordance with a reasonable specification prepared from time to time by the Landlord or its Managing Agents
                   (c) To obtain written approval of the Landlord (such
                   approval not to be unreasonably withheld or delayed) to the tints colours and patterns of all such works of internal
                   painting and decoration to be carried out in the last
                   quarter of the said term (howsoever determined)
                   (5) To abide by the reasonable decision of the Landlord
                   or the Landlord's Managing Agents as to whether and the time
Landlords          and manner in which any work ought to be done pursuant to
discretion as      the covenants in sub-clauses (3) and (4) of this clause and
to painting        to comply with their reasonable directions in that behalf
and repairs        and as to the mode of bringing telephone communication wires
and to making      into the demised premises and to abide by all reasonable
regulations        regulations from time to time in force (written details of which shall have first been given
                    to the Tenant) relating to the use of any parts of the
                    Estate which the Tenant is entitled to use but which are not included in the demised premises the Landlord acting
                    reasonably being entitled to make and from time to time
                    amend any such regulations as it shall at its discretion
                    think appropriate for the preservation of the quality and
                    character of the Estate and the amenities thereof and the
                    wellbeing of its occupants (including but without limiting the generality of the foregoing regulations restricting the use of the Estate but not including the demised premises for such periods as the Landlord shall deem reasonably necessary or expedient in the interests of safety expedition of
                    repairs or decorations or otherwise but not so as to render access to the demised premises (except in case of emergency)
                    incapable of exercise at any one time)
Restriction         (6) (a) Not to discharge into the drains of the Landlord
on effluent         any effluent other than storm water or into the sewers of
and rubbish         the Landlord any effluent other than sewerage water and
                    soil without the consent in writing of the Landlord and not to wash down vehicles of any type on any part of the Estate
                    (b) Not to form any refuse dump or rubbish or scrap heap on the demised premises or in any yard passageway staircase or balcony adjacent thereto but to remove as frequently as
                    reasonably necessary all refuse rubbish and scrap and all
                    used tins cans boxes and other containers which may have
                    accumulated on the demised premises and to use the skips
                    provided by the Landlord in the skip area shown on the plan and to keep the demised premises generally free from weeds deposits of materials or refuse and clean and tidy and not to bring or keep or suffer to be brought or kept upon the
                    demised premises or other areas of the Estate anything which is or may become untidy unclean unsightly or in any way
                    detrimental to the amenity of the neighbourhood and within
                    Forty eight hours to comply with the requirements of any
                    written notice from the Landlord to restore any amenity
                    injured as aforesaid and in the event of the Tenant failing to comply with such notice the Landlord shall be entitled to enter upon the demised premises or elsewhere on the Estate and carry out any works necessary to comply with such notice and to recover
                    the reasonable cost thereof from the Tenant which shall at the option of the Landlord be recoverable from the Tenant as rent in arrear
                    (7)(a) To permit the Landlord or the Landlord's Managing
                    Agents or such workman as may be authorised in writing by
To permit           them respectively at all reasonable times within seventy
entry for           two hours of notice in writing from the Landlord to the
inspection          Tenant (except in case of emergency when no notice shall
                    be required) to enter the demised premises
                    and make a plan and examine the state of repair and
                    condition of the same and to keep inventories of the
                    fixtures and things to be surrendered at the expiry of this
                    Lease and within one calendar month or sooner if requisite after noti in writing to the Tenant of all defects and wants of reparation for which the Tenant is liable under the
                    covenants on his part herein contained found on such
                    examination shall have been given or left at the demised
                    premises to proceed diligently to repair and make good the same according  to such notice and the covenants and
                    conditions  in that behalf hereinbefore contained and in
                    accordance with the requirements of the Landlord or the
                    Landlord's Managing Agents and in case the Tenant shall make default in so doing within one month of the service of such notice (or within twenty four hours in case of emergency in the opinion of the Landlord) it shall be lawful for
                    workmen and others to be employed by the Landlord to enter upon the demised premises and repair and restore the same
                    and all costs and expenses incurred thereby and Value
                    Added Tax thereon (including Surveyor's and other
                    professional fees) shall on  demand be paid by the Tenant
                    to the Landlord and if not so paid shall be recoverable
                    by the Landlord as rent in arrear
To permit           (b) To permit the Landlord or its Agents or workmen
entry for           at all reasonable times within seventy two hours of notice
repairs to          in writing from the Landlord to the Tenant (except in case
adjoining           of emergency when no notice shall be required) to enter
premises            upon the demised premises for executing repairs additions or alterations painting and redecoration to or upon such
                    adjoining or neighbouring premises or for making repairing renewing or connecting or cleansing any services belonging to or leading from the same such persons causing as little inconvenience or interruption to business as possible and
                    making good to the reasonable
                    satisfaction of the Tenant all damage to the demised
                    premises or to persons goods for chattels thereat thereby
                    occasioned (c) The Tenant shall indemnify the Landlord from and against all liability whatsoever including all actions proceedings costs claims and demands brought or made against the Landlord under or by virtue of the Defective Premises
                    Act 1972 or any Act or Acts for the time being amending or replacing the same or any regulations or orders  made
                    thereunder in the event of the Landlord exercising the right to enter the demised premises to carry out any description of maintenance or repair thereof under the power contained in sub-clause (a) of this sub-clause
Restriction         (8)(a) Not to make any structural alterations to the
on                  demised premises or any part thereof nor to erect any new
Alterations         buildings or extensions thereon and without prejudice to
                    the generality of the foregoing not to install any outlets for pipes wires cables or flues through the walls doors or windows of the demised premises
                    (b) Not without the previous consent in writing of the
                    Landlord such consent not to be unreasonably withheld or
                    delayed (and if required by the Landlord in accordance with plans previously approved in writing by the Landlord such
                    approval not to be unreasonably withheld or delayed and
                    subject to conditions reasonably imposed by and under the
                    supervision and to the reasonable satisfaction of the
                    Landlord or its Surveyors or Architects) make any
                    non-structural alterations or additions to the demised
                    premises thereof and if required by the Landlord to
                    reinstate all such approved alterations and modifications at the end of the term to the reasonable satisfaction of the
                    Landlord or its Surveyor Provided That nothing in this
                    sub-clause (8) shall oblige the Tenant to obtain the consent of the Landlord or otherwise for the erection of
                    de-mountable partitioning and minor electrical and plumbing works
                    (c) If required by the Landlord to take such steps at the
                    Tenants expense as shall be specified by the Landlord to
                    erect to the reasonable satisfaction of the Landlord an
                    intertenancy fire wall between the demised premises and the adjoining premises known as Unit 2C II shown on the plan
                    annexed hereto in the event that (a) this Lease shall be
                    assigned otherwise
                   than to an assignee of a lease of even date herewith
                   made between the parties hereto relating to the said Unit 2C
                   II or (b) the Tenant shall operate the break clause
                   contained in Clause 4 (14) of the said Lease relating to the said Unit 2C II without operating the break clause contained in Clause 4 (14) of this Lease and prior to either of such events such intertenancy fire wall shall not have already
                   been constructed
Not to affix       (9)(a) Not to affix to the structure or any part of the
heavy              demised premises any heating apparatus ducting pipes or
apparatus or       electric power cables or any crane or hoist for the lifting
exceed loads       or transport of merchandise or other goods without the
or overload        written permission of the Landlord first obtained and which
services           shall not be unreasonably withheld
                   (b) Not to suspend or permit or suffer to be suspended
                   any heavy load from the ceilings or main structure of the
                   demised premises nor load or use or permit or suffer to be loaded or used the floor or structure of the demised
                   premises in any manner which will in any way impose a weight or strain excess of that which such premises are constructed to bear with due margin for safety or which will in any way strain or interfere with the structural members thereof
                   (c) Not to overload the services to the demised
                   premises
                   (d) To pay to the Landlord on demand all reasonable
                   costs reasonably incurred by the Landlord in obtaining the opinion of a suitably qualified engineer as to whether the
                   Tenant has been in breach of this sub-clause (9) and the
                   Landlord's  remedies for recovering rent in arrears shall
                   apply hereto
Not to avoid       (10) (a) Not to do or permit or suffer to be done
insurance          anything (save that the permitted use from time to time
                   shall not be deemed to be a breach of this covenant) whereby the policy or policies of insurance on the demised premises and/or the adjoining or neighbouring premises of the
                   Landlord may become void or voidable and to comply with all reasonable recommendations and requirements of the insurers as to fire precautions relating to the demised premises
                   (b) To pay to the Landlord on demand any increased
                   premium which the Landlord may be reasonably required to pay under any insurance policy in respect of the demised
                   premises or any other property of the Landlord
                    arising from the user as hereinafter mentioned of the
                    demised premises and all such payments shall be added to the rent hereinbefore reserved and shall be recoverable as rent
                    (c) In the event of the demised premises or any part thereof being destroyed or damaged by any of the insured risks and the insurance moneys under any insurance against the same
                    effected thereon by the Landlord being wholly or partly
                    irrecoverable by reason solely or in part of any act or
                    default of the Tenant or its agents licensees servants or
                    invitees then and in every such case the Tenant will
                    forthwith (in addition to the said rent) pay to the Landlord the irrevocable proportion of the cost of completely
                    rebuilding and reinstating the same
                    (d) Not to effect any policy or insurance of its own in
                    respect of risks covered by the insurance effected by the
                    Landlord of the demised premises (and in default any
                    insurance money received by or payable to the Tenant shall become the property of the Landlord) save that any cover the
                    Tenant may effect in respect of any policy excesses in
                    respect of such risks shall not be a breach of the
                    obligation contained in this sub-clause and any insurance
                    money payable in respect thereof shall be the property of
                    the Tenant
Dangerous           (11) (a) Not without the consent in writing of the Landlord
substances          (which shall not be unreasonably withheld or delayed) to
                    keep or permit to suffer to be kept on the demised premises any material liquid or gas of a dangerous combustible
                    corrosive explosive inflammable radio-active or offensive
                    nature and then only in accordance with the provisions of
                    any relevant Act or Acts of Parliament or regulations made thereunder or issued by the Health and Safety Executive or any other like statutory body for the time being in force
                    and after due notice to the insurers of the demised premises and payment of every increased or extra premium which ought properly to be paid and in any event not to store in the
                    demised premises materials the keeping of which may
                    contravene any statute order or regulation or bye-law
                         (b) If it shall be necessary for the Landlord or any
                    tenant of any unit adjoining the demised premises to carry out any work to such adjoining unit as a result of the
                    storage in the demised premises
                   of any of the substances mentioned in sub-clause
                   (11) (a) hereof then the Tenant shall forthwith on demand pay to the Landlord or such adjoining tenant the cost incurred in carrying out such work as aforesaid
                    (c) Within seven days to supply to the Landlord copies
                   of any applications to any statutory or other authority or body for consent to keep any of the matters referred to in sub-clause (11) (a) hereof on the demised premises together with copies of any licences pursuant to such applications
Restriction        (12)(a) Not to assign or transfer part only of the
    on             demised premises
 alienation        (b) Save as hereinafter appearing not to underlet or
                   part with or share occupation or possession of the demised premises or any part thereof or permit any person or company to occupy the same
                   (c) Not to assign or transfer the whole of the demised
                   premises without the previous consent in writing of the
                   Landlord (such consent not be unreasonably withheld or
                   delayed) and if required by the Landlord on any assignment or transfer to procure that the Assignee shall enter into a covenant with the Landlord to pay the rent hereby reserved and to perform the covenants on the part of the Tenant
                   herein contained
                   (d) Without prejudice to the foregoing in the case of
                   an assignment or transfer  to a limited company then if the
                   Landlord shall reasonably so require either the parent
                   subsidiary or other company associated with such Limited
                   Company or in the case of a private limited company not
                   having a trading record sufficient to enable the said
                   company to produce to the Landlord five years audited
                   accounts at least two of its directors shall join in such
                   assignment or transfer as sureties for, such company in
                   order jointly and severally to covenant with the Landlord as surety that such company will pay the rents hereby reserved and perform and observe the covenants on the Tenant's part herein contained and to indemnify and save harmless the
                   Landlord against all losses damages costs and expenses
                   arising by reason of any default by the company and such
                   covenant shall further provide that any neglect or
                   forbearance of the Landlord shall not release or exonerate the surety and shall further provide for the surety to
                   accept a new lease of the demised premises upon disclaimer of these
                   presents by the company or on its behalf or on
                   forfeiture of these presents if so required by the Landlord within three months of such disclaimer or forfeiture such
                   new lease to be for the residue then unexpired of the term hereby granted and at the rents payable and subject to the same tenant's covenants and to the same provisos and
                   conditions as those in force immediately before such
                   disclaimer and to be granted at the cost of the surety in
                   exchange for a counterpart duly executed by the surety
                   (e) The Tenant (being a company) may share the
                   occupation of the demised premises with any company which is a member of the same group of companies (as defined in
                   Section 42.(1) of the Landlord and Tenant Act 1954) as the
                   Tenant provided that the relationship of landlord and tenant shall not be created thereby
                   (f) Not to underlet the whole of the demised premises
                   without the previous consent in writing of the Landlord
                   (such consent not to be unreasonably withheld or delayed)
                   such underletting to be at the best rent reasonably
                   obtainable without taking a fine or premium by means of an underlease which contains the like covenants on the part of the underlessee (both with the Tenant as landlord and with the Landlord) and conditions to the Tenant's covenants and the conditions herein contained and the like provisions for review of the rent thereby reserved at each of the Review
                   Dates as defined by this lease
                   (g) Within one week of every assignment or transfer or
                   underlease to give notice thereof in writing with full
                   particulars thereof to the Landlord or its Solicitors
                   together with such further information as may reasonably be required by the Landlord of the Company or person or persons in whose favour the assignment or transfer shall have been effected paying at the same time to the Landlord or its
                   Solicitors such reasonable sum (not being less than Ten
                   pounds) as shall be demanded by them as a registration fee and producing a certified copy of the assignment or transfer to the Landlord or its Solicitors for registration by the
                   Landlord
To pay costs       (13)(a) To pay all proper and reasonable costs charges
of notices         and expenses (including Solicitors costs and Surveyors fees)
and consents       incurred by the Landlord in any proceedings under
and orders         Sections 146 and 147 of the Law of

                     Property Act 1925 or any statutory provision
                     replacing the same notwithstanding forfeiture
                     is avoided otherwise than by relief granted by
                     the Court (b) To reimburse to the Landlord on
                     demand all proper and reasonable fees costs
                     charges and expenses incurred or suffered
                     by the Landlord arising out of or in
                     connection with or incidental to any
                     application or request by the Tenant in
                     connection with the demised premises or any
                     provisions of this Lease whether or not the
                     same shall be proceeded with by the Tenant or
                     shall be granted subject to conditions or
                     arising out of or in connection with any steps
                     in connection with the preparation and service
                     of a Schedule of Dilapidations during or after
                     the expiry or sooner determination of the
                     term (but in relation only to dilapidations
                     occurring during the term) (c) To pay all
                     proper and reasonable legal costs and
                     disbursements incurred by the Landlord in the
                     recovery of arrears of rent and any other
                     monies due hereunder from the Tenant to the
                     Landlord and proceedings in connection
                     therewith
User                 (14) (a) Subject to sub-clause 16 (b) hereof to
                     use the demised premises as a computer centre
                     and/or offices or for such other use falling
                     within Classes B1 or B8 of the Town and Country
                     Planning (Use Classes) Order 1967 as shall be
                     first approved in writing by the Landlord (such
                     consent not to be unreasonably withheld) and
                     for no other purpose (b) Not to use the car
                     parking spaces allocated to the Tenant
                     otherwise than or parking private motor cars or
                     light vans not exceeding ten hundred weight on
                     the spaces at the front of the demised
                     premises or thirty hundred weight on the spaces
                     at the rear of the demised premises of the
                     Tenant its employees and visitors
Advertise-           (15) (a) Not to affix or permit to be affixed
ments and            or exhibited to or upon any part of the exterior of the
signs                demised premises any placard poster
                     sign notice or advertisement save those of a type size and in positions approved in writing by the Landlord save that the Tenant without such consent as aforesaid may erect a sign giving details of the Tenant's name and its business such sign to be erected on the fixed brackets provided by the Landlord for such purpose in front of the demised premises

                   (b) At the end of the term hereby granted (terminate
                   when it may) and if so required by the Landlord to remove
                   such placard poster sign or advertisement from the demised premises and to make good to the reasonable satisfaction of the Landlord or its Surveyors any damage caused to the
                   demised premises by such removal
To comply          (16)(a) At all times during the said term to observe
with               and comply in all respects with the provisions and
statutory          requirements of any and every enactment (which expression in
provisions         this covenant includes as well any and every Act of
                   Parliament already or hereafter to be passed as any and
                   every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act) so far as
                   they relate to or affect the user of the demised premises or any additions or improvements thereto or the user thereof for the purpose of any manufacture process trade or business or the employment therein of any person or persons or any
                   fixtures machinery plant or chattels for the time being
                   affixed thereto or being thereupon or used for the purposes thereof and to execute all works and provide and maintain
                   all arrangements which by or under any enactment or by any government department local authority or other public
                   authority or duly authorised officer or court of competent jurisdiction acting under or in pursuance of any enactment are or may be directed or required to be executed provided and maintained at any time during the said term upon or in respect of the user of the demised premises or any
                   additions or improvements thereto or in respect of any such user thereof or employment therein of any person or persons or fixtures machinery plant or chattels as aforesaid whether by the Landlord or Tenant thereof and to indemnify the
                   Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the
                   provision or maintenance of any arrangements so directed or required as aforesaid and not at any time during the said
                   term to do or omit or suffer to be done or omitted on or
                   about the demised premises any act or thing by reason of
                   which the Landlord may under any enactment incur or have
                   imposed upon him or become liable to pay any penalty damages compensation costs
                   charges or expenses and to keep the Landlord
                   effectually indemnified against all such compensation
                   damages penalties costs charges or expenses
                   (b) At all times during the term to comply in all
                   respects with the provisions and requirements of any Town
                   and Country Planning Act or Acts for the time being in force and any regulations and orders made thereunder and all
                   licences consents permissions (to the extent such
                   permissions shall be implemented) and conditions (if any)
                   granted or imposed thereunder or under any enactment
                   repealed thereby so far as the same respectively relate to or affect the demised premises or any part thereof or any
                   operations works acts or things already or hereafter to be carried out executed or done or omitted thereon or the use therefor any purpose and before making any applications to the Local Authority for planning permission or bye-law
                   consent to obtain the consent in writing of the Landlord
                   (which consent shall not be unreasonably withheld) to such application and to provide the Landlord with copies of the relevant application and accompanying drawings and on the
                   granting of such planning permission or bye-law consent to supply copies thereof to the Landlord
                   (c) Unless the Landlord shall otherwise direct to carry
                   out before the expiration or sooner determination of the
                   term any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of any planning permission
                   which may have been granted and acted upon by the Tenant
                   during the said term
                   (d) To give notice to the Landlord as soon as
                   reasonably practicable after receipt of the same of any
                   notice order or proposal for notice or order served on the
                   Tenant under any legislation and if so reasonably required by the Landlord to produce the same and at the request and cost of the Landlord to make or join in making such
                   objections or representations in respect of any proposals as the Landlord may reasonably require
                   (e) At all times during the said term to comply with
                   all requirements from time to time of the appropriate
                   authority in relation to means of escape from the demised
                   premises in case of fire and at the expense of the Tenant to keep the demised premises
                    sufficiently supplied and equipped with fire fighting and
                    extinguishing apparatus and appliances of a type to be
                    approved from time to time by the relevant Fire Authority
                    and suitable in all respects to the type of user of or
                    business manufacture process or trade carried on upon the
                    demised premises which shall be open to the inspection of
                    the Landlord and also not to obstruct the access to or means of working such apparatus and appliances by their operations at or connected with the demised premises
Restriction         (17) (a) Not to use the demised premises or any part
on nuisance         thereof for any immoral purpose or for any noisy noisome
and auctions        dangerous or offensive trade business manufacture operation or occupation provided that the permitted user from time to time shall be deemed not to be in breach of this clause and also not to do or permit to be done thereon anything which may be or grow to the damage nuisance disturbance or
                    annoyance of the Landlord or the occupiers of any adjoining or neighbouring premises or permit any sale by auction to be held upon the demised premises or any part thereof or permit the demised premises to be used for residential purposes or as sleeping accommodation
                    (b) To pay to the Landlord all proper and reasonable costs charges and expenses which may be properly and reasonably
                    incurred by the Landlord in abating a nuisance caused by the
                    Tenant or its servants licensees or customers and executing all such works as may be necessary for abating a nuisance
                    in obedience to a notice served by a local or public
                    authority on the Landlord or the Tenant in respect of the
                    demised premises
                    (c) Not at any time to permit any musical instrument
                    gramophone or similar apparatus to be played or used on the demised premises so as to be audible from outside the
                    demised premises
Sound               (d) To comply in all respects with any scheme or
Insulation          requirement which may be imposed by the Local Planning
                    Authority in connection with the sound insulation of all
                    plant and machinery
To yield up         (18) (a) On the expiration or sooner determination of the
                    said term peaceably to yield up to the Landlord the demised premises in a good and tenantable state of repair and
                    condition and decoration in accordance with the covenants
                    by the Tenant herein contained
                    together with all additions and improvements thereto and the keys and all Landlord's fixtures and fitting of every kind now in or upon the demised premises or which during the said term may be affixed or fastened to or upon the same all of which shall be at the expiration or sooner determination of the said term to be left complete with all parts and
                    appurtenances thereof and in proper working order and
                    condition PROVIDED ALWAYS that the foregoing covenants shall not apply to any articles held by the Tenant on hire nor to the Tenant's fixtures and fittings (including without
                    prejudice to the generality of the foregoing any such
                    fixtures and fittings installed by the Tenant during any
                    fitting out works) and to make good any damage caused to the demised premises by the removal of tenants and trade
                    fixtures and fittings AND PROVIDED FURTHER that if so
                    required by the Landlord the Tenant will remove from the
                    demised premises such of the Tenant's fixtures and fittings as are then installed in the demised premises as the
                    Landlord shall specify to be removed making good all damage caused thereby to the Landlord's satisfaction and
                    reinstating the demised premises to their original condition
                    PROVIDED further that the Tenant may from time to time (but only with the previous consent of the Landlord which shall not be unreasonably withheld) substitute for any of the
                    Landlord's fixtures and fittings other fixtures and fittings of at least as good a kind and quality as and not less
                    suitable in character
                    (b) if the Tenant shall fail to yield up the demised
                    premises in such repair and condition as aforesaid the
                    Landlord may if it thinks fit effect any repairs decorations and other works which ought to have been carried out by the
                    Tenant pursuant to the covenants on the part of the Tenant herein contained and the Tenant shall pay to the Landlord on demand the cost of such repairs decorations and other works effected by the Landlord together with mesne profits at a
                    rate equal to the rack rental value of the demised premises at the date of such termination for the period reasonably
                    required for the carrying out of such work and the
                    Landlord's Surveyor's certificate as to the amount of such cost and mesne profits shall be conclusive and binding on
                    the parties
Indemnity           Landlord from and against liability for all loss damage
of the              actions proceedings claims demands costs damages and
Landlord            expenses of whatever nature in respect of any injury to or the death of any person or damage to any property movable or immovable or in respect of the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising in any way directly or indirectly
                    out of
                    (i)  the state of repair or condition of the demised
                    premises in so far as the Tenant is liable for such state or condition under the covenants herein contained
                    (ii) the act omission or default of the Tenant its agents
                    employees customers invitees or visitors whilst on or about the Estate or the demised premises
                    (iii) the construction or existence of any extensions of or alterations to the demised premises carried out by or on
                    behalf of the Tenant
                    (iv) the user of the demised premises and other areas of the
                    Estate by the Tenant or its agents employees invitees or
                    visitors
                    (v) anything now or hereafter attached to or on the demised premises or the Estate by or on behalf of the Tenant (b) To keep the demised premises insured with such Insurance
                    Company as the Landlord may from time to time approve (such approval not to be unreasonably withheld) in the joint names of the Landlord and the Tenant against loss or damage in
                    furtherance of theft and to produce to the Landlord on
                    demand the policy of insurance maintained by the Tenant and the receipt for the last premium payable for it and in the event of the demised premises or part of them being
                    destroyed or damaged by the peril against the risk of which the Tenant here covenants to insure forthwith to reinstate the demised premises or such part of it as may have been so damaged or destroyed
Not to              (20) (a) Not to expose or place or permit or suffer to be
Obstruct            exposed or placed any goods articles or things whatsoever
                    outside the demised premises or upon any part of the Estate and to keep the same free from obstruction of any kind
                         (b) Not to stop up darken or obstruct any windows or
                    lights (except roof windows or roof lights provided always that the same are reinstated to their former
                    condition at the end or sooner determination of the term) of ventilators belonging to the Landlord or to other tenants of the Landlord or to tenants of other units on the Estate or other property adjoining the demised premises and not to
                    stop up cover or obstruct access to any services on the
                    Estate or to any fire escapes and not to have to any third party and acknowledgment that the tenant enjoys the access of light or air to any windows or openings in the light or air to any windows or openings in the demised premises by
                    the consent of such third party or to pay any sum of money to or enter into agreement with such third party for the
                    purpose of inducing or binding him to abstain from
                    obstructing the access of light or air to any such windows or lights or ventilators and in the event that any such
                    third party doing or threatening to do anything which
                    obstructs or would obstruct such access of light or air
                    forthwith in writing to notify the same to the Landlord
Prevention of           (c)  Without prejudice to sub-clause (b) above not to
acquisition of      permit or suffer any cover of adjoining or neighbouring
easements           property to acquire any rights of way light or air or other easements over the demised premises but as soon as the
                    Tenant becomes aware thereof to inform the Landlord or the
                    Landlord's Managing Agents in writing of any act or thing
                    which may result in the acquisition of any right or
                    privilege over the demised premises (for the purpose of
                    enabling the Landlord if it thinks fit to do anything
                    necessary for preventing the acquisition of any such
                    right or privilege and to permit the Lessor and the
                    Landlord's Managing Agents to enter and examine the demised premises accordingly) and at the joint cost of the Landlord and the Tenant to take consent to or join with the Landlord in taking such steps or action as may be reasonably required by the Landlord to prevent any such right or privilege from being acquired
To notify           (21) (a) To notify the Landlord without delay of any
Landlord of         "relevant defects" of which it is aware in the state of the
defects and         demised premises within the meaning of Section 4 of the
damage              Defective Premises Act 1972 or any statutory modification
                    or re-enactment thereof and (without prejudice to the foregoing) will give notice thereof as soon as reasonably practicable to the Landlord of any notice or claim affecting the demised premises

                    (b) In the event of the demised premises being destroyed or damaged to give notice thereof immediately to the Landlord or the Landlord's Managing Agents stating the cause of such destruction or damage if the Tenant can infact determine
                    such cause
For sale or         (22) To permit the Landlord and its surveyors workmen
Let boards          and agents at any time during the term for the purpose of
                    selling or disposing of the Landlord's reversionary interest or at any time within  six calendar months next before the expiration or sooner determination of the term for the
                    purposes of re-letting the demised premises to enter upon
                    the demised premises and to affix and retain upon any
                    suitable part thereof (but not so as to block any door or
                    window) a notice board for selling or letting the same
                    (with or without any other premises) as the case may be and the Tenant will not remove or obscure the same and will at all times throughout the said term  permit all prospective purchasers or tenants by order in writing of the Landlord or its agents to enter and view the demised premises or any
                    part thereof at reasonable hours in the daytime without
                    interruption
To observe          (23) To observe and perform the covenants on the part of
Head Lease          the Landlord (as tenants) provisos and declarations
                    contained in a Lease dated the eighteenth day of December
                    One thousand nine hundred and eighty seven made between The
                    Council of the Borough of Thamesdown of the one part and the
                    Landlord of the other part insofar as the same relate to or affect the demised premises and are not the responsibility of the Landlord pursuant to Clause 3 hereof
              3.    The Landlord hereby covenants with the Tenant as follows:
Quiet               (1) That the Tenant paying the rents hereby reserved and
enjoyment           observing and performing the several covenants and
                    stipulations on its part herein contained shall peaceably
                    hold and enjoy the demised premises during the said term
                    without any interference of the Landlord or any person
                    rightfully claiming under or in trust for him or by title
                    paramount.
To insure           (2) Subject to such limitations exclusions and excesses as are required by the insurers normal terms of insurance to
                    keep insured at all times throughout the term hereby
                    granted with insurers of repute the demised premises (with the Tenant's interest and the interest of any mortgagee of the Tenant being noted
                    upon the policy of insurance) against loss or damage by fire explosion lightning storm and tempest riot civil commotion and aircraft and articles dropped therefrom and (where
                    appropriate) flooding impact by vehicle (and in time of war against war risks under any statutory insurance scheme which may be applicable to the demised premises) the cost of
                    shoring up demolition and site clearance and against such
                    other risk as the Landlord may from time to time reasonably require together with surveyors and architect's fees and two years loss of rent in some insurance office of repute to a value equal to the full cost of reinstatement thereof in
                    accordance with local and statutory requirements then
                    current and against loss of or damage to property or
                    personal injury arising by reason of the conditions of the demised premises or any part thereof or any building erected thereon or anything done therein and to make all payments
                    necessary for that purpose when the same shall respectively become payable and unless the policy of insurance shall be vitiated by act or default of the Tenant to cause all monies received by virtue of any such insurance to be forthwith
                    laid out in rebuilding and reinstating the demised premises in the event of the demised premises being damaged or
                    destroyed as aforesaid unless the Landlord is unable having used its best endeavours (which the Landlord agrees to do)
                    to obtain permission for such rebuilding or reinstatement of the demised premises whereupon this demise shall upon the
                    second anniversary of the occurrence of such damage or
                    destruction be at an end without prejudice to any right or action of the Landlord or the Tenant in respect of any
                    breach of covenant
To provide          (3) To use its best endeavours to do such of the things and
services            to provide such of the services specified in the Third
                    Schedule hereto as the Landlord or Landlord's Managing
                    Agents from time to time shall deem appropriate provided
                    always that the Landlord shall be under no obligation to
                    provide any of the services therein referred to
             4.     PROVIDED ALWAYS and it is hereby agreed as follows:-
Proviso for         (1) If the rent hereby reserved or any part
re-entry            thereof shall at any time be unpaid for Twenty one days
                    after becoming payable (whether formally demanded or not) or if the covenants on the Tenant's pary herein
                    contained shall not be performed or observed or if the
                    Tenant or any other person in whom the term shall be vested shall become bankrupt or have a Receiving Order made against him or being a company enter into liquidation (save for the purposes of amalgamation or reconstruction) or if a Receiver shall be appointed of its undertaking or if the goods of the
                    Tenant on the demised premises shall be taken in execution then and in any such case it shall be lawful for the
                    Landlord at anytime thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and
                    thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach of the Tenant's covenants herein
                    contained
Arbitration         (2) If any dispute or difference (otherwise than on a
                    matter of law or in relation to any review of rent under
                    Clause 1 (A) hereof) shall arise between the parties hereto touching their respective obligations duties and liabilities under this Deed or the provisions hereof the matter in
                    dispute shall be determined by a single Arbitrator to be
                    mutually agreed between the parties and failing such
                    agreement to be appointed by the President for the time
                    being of the Law Society and otherwise in accordance with
                    and subject to the provisions of the Arbitration Acts 1950 and 1979 or any statutory modifications thereof for the time being in force
Notices             (3) Any notice under this Lease shall be in writing and
                    shall be deemed well served if posted to the Registered
                    Office of the recipient or if an individual at his last
                    known address by first class post recorded delivery in which case the date of service shall be the day following the date of posting
Waiver              (4) No demand for or acceptance of or receipt for rent by
                    the Landlord after knowledge or notice received by the
                    Landlord or his agents or any breach of any of the Tenant's convents hereunder shall be or operate as a waiver wholly
                    or partially of any such breach but any such breach shall
                    for all purposes of these presents be a continuing breach of covenant so long as such breach shall be subsisting and the
                    Tenant shall not be entitled to set up any such demand or
                    acceptance of or receipt for rent by the Landlord as a
                    defence in any action or proceeding by the Landlord
Value Added         (5) For the avoidance of doubt it is hereby declared that
Tax                 where any party has an obligation to make payment of any
                    amount hereunder and any value added tax (or other like tax excise or custom or other duty) becomes payable in respect of the supply of any goods or services to which such amount relates or by reference to which in whole or in part such
                    amount is ascertained then the obligation shall extend to
                    and include the value added tax (or other like tax as
                    hereinbefore mentioned) or the appropriate proportion
                    thereof save to the extent the same can be recovered from
                    H.M. Commissioners for Customs and Excise
Rent                (6) If the demised premises or any part thereof shall at any
abatement           time during the term hereby granted be destroyed or so
                    damaged by fine or other insured risk as to be unfit for
                    occupation or use then and in any such case unless the
                    insurance of the demised premises shall have been forfeited or payment of the said policy monies or any part thereof
                    refused by or in consequence of any act or default of the
                    Tenant their licensees or agents the yearly rents Service
                    Charge and insurance rent hereby reserved (without prejudice to any monies owing to the Landlord at the date of such
                    damage or destruction) on a fair and just proportion thereof according to the nature and extent of the damage sustained shall from the date of such damage or destruction and until the demised premises shall have been rebuilt or reinstated
                    and made fit for occupation be suspended and cease to be
                    payable
Restriction on      (7) The Tenant shall not by virtue of this demise be deemed
acquistion of       to have acquired or be entitled to nor shall it during the
easements           term hereby granted acquire or become entitled by any means whatever in respect of the demised premises to any right of light or air nor any other easement from or over or
                    affecting any other land or premises now or at any time
                    hereafter belonging to the Landlord and not comprised in
                    this demise save such as is necessary for the carrying on of the Tenants business in the demised premises
Warranty            (8) Nothing herein contained or implied shall be taken to be a covenant warranty or representation by the Landlord that the demised premises can lawfully be used for any particular purpose
Removal of          (9) If at such time as the Tenant has vacated the demised
Tenant's            premises after the determination of the term hereby granted
property            either by effluxion of time or
                    otherwise any property of the Tenant shall remain in or on the demised premises and the Tenant shall fail to remove the same within Twenty eight days after being requested by the
                    Landlord so to do by a notice in that behalf then and in
                    such case the Landlord may as the agent of the Tenant (and the Landlord is hereby appointed by the Tenant to act in
                    that behalf) sell such property and shall then hold the
                    proceeds of sale after deducting the reasonable costs and
                    expenses of removal storage and sale reasonably and properly incurred by it to the order of the Tenant PROVIDED THAT the
                    Tenant will indemnify the Landlord against any liability
                    incurred by it to any third party whose property shall have been sold by the Landlord in the bona fide mistaken
                    belief (which shall be presumed unless the contrary be
                    proved) that such property belonged to the Tenant and was
                    liable to be dealt with as such pursuant to this sub-clause
Party Walls         (10) All walls separating the demised premises from any
                    adjoining premises shall be party walls and shall be used
                    and repaired and maintained as such
No liability        (11) The Landlord shall not be responsible to the Tenant
for injury etc.     or its servants or visitors for any injury death damage
                    destruction caused by natural or consequential loss whether to person property or goods due directly or indirectly to
                    any act neglect or default of any other Tenant or permitted occupier for the time being of the Estate or to the
                    condition of the demised premises or any of its
                    appurtenances
No compensation     (12) Subject to the provisions of sub-clause (2) of Section
                    38 of that Act the Tenant shall not be entitled on quitting the demised premises to any compensation under Section 37 of the same Act or under any corresponding provision in any Act amending or replacing the same
Freedom to deal     (13) The Landlord may at any time or times hereafter convey
with Estate         demise or otherwise deal with all or any of the Estate
                    subject to such covenants conditions or otherwise as the
                    Landlord thinks fit subject always to the provisions of this lease
Break Provisions    (14) If the Tenant shall be desirous of determining this
                    Lease at any time within the period from the Twenty ninth
                    day of September One thousand nine hundred and eighty nine to the Twenty fifth day of March One thousand nine hundred and ninety inclusive and of such desire shall give not less than six
                    months notice in writing to the Landlord (such notice to
                    expire at any time within the said period) then this Lease and everything herein shall cease and determine but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or
                    condition herein contained
Marginal            (15) The marginal notes hereto are inserted for convenience
Notes               of reference only and shall not form part of the term of
                    this Lease
                    (16) All provisions of this Lease relating to:-
                         (a) the reservation of rights of entry upon the demised premises to the Landlord and its lessees and assigns and all persons to whom the Landlord shall hereafter grant any such right and
                         (b) covenants contained on the part of the Tenant to permit the Landlord and others authorised by it or those specified in the Tenant's covenants herein contained to enter upon the demised premises shall be read and construed subject to the stipulation first that entry upon the demised premises by the Landlord and others as aforesaid shall not be exercised or made unless in the presence of such person whom the Tenant shall notify to the Landlord or its Managing Agents in writing from time to time as shall be authorised to accompany those entering upon the demised premises the person authorised by the Tenant remaining with all such persons entering upon the demised premises throughout the period of such entry and secondly that all such persons entering upon the demised premises shall comply with all reasonable security procedures operated and required by the Tenant but not so as to prevent entry upon any part or parts of the demised premises
                    Provided always that upon receipt of any notice from the Landlord or its Managing Agents requiring entry upon the demised premises the Tenant shall ensure that some person will be available to accompany those so entering the demised premises
                    (17) Nothing in this Lease shall be construed to prevent the Tenant using the demised premises and the access thereto (in accordance with the covenants contained in sub-clauses 14
                    (a) and 16 (b) of Clause 2 above) if it so wishes Twenty four hours a day every day of the year

                   [MAP OF DEVELOPMENT AT HILLMEAD SWINDON.]

                                  OCTOBER 1987

                    IN WITNESS whereof the parties hereto have executed this deed the day and year first before written

                    THE FIRST SCHEDULE hereinbefore referred to (Description of the demised premises)
                    ALL THAT piece or parcel of land situate at and forming part of the Hillmead Complex (in this Lease called "the Estate" edged green on the plan annexed hereto for the purpose of identification which expression shall mean the whole of the Estate or such part or parts thereof as shall for the time being be vested in the Landlord pursuant to the said Lease dated the eighteenth day of December one thousand nine hundred and eighty seven) at Hillmead Swindon in the County of Wiltshire which said piece of land is for the purpose of identification thereof delineated upon the plan hereto annexed and thereon edged red TOGETHER WITH the unit erected thereon or on some part thereof known as Number 2C III Marshall Road Hillmead aforesaid TOGETHER ALSO WITH full and free right and liberty for the Tenant and where applicable the Tenant's licensees employees and customers visiting the demised premises and all other persons so authorised in common with the Landlord and the occupiers of other parts of the Estate having the like right
                    (i) with or without vehicles to pass and repass to and from the demised premises or any part thereof and the public highway over and along the Estate road known as Marshall Road coloured brown on the said plan and the roads connecting the same to the public highway until such time as the same shall become maintainable at public expense
                    (ii) upon reasonable notice being given to enter upon the adjoining or neighbouring property of the Landlord where the same is necessary for the purpose of complying with it's covenants hereunder making good all damage occasioned thereby
                    (iii) to pass and repass with or without vehicles over the access roads laid out on the land coloured yellow on the said plan
                    (iv) the free and uninterrupted passage and running of water soil electricity gas and telephone and other services to and from the demised premises through the sewers drains watercourses conduits pipes wires and cables which are now or may hereafter during the term hereby granted be under the demised premises and the Estate and connecting with the main water draining electricity and sewage systems serving the Estate PROVIDED ALWAYS that no liability shall fall upon the Landlord for any damage to the Tenant if there shall be any interruption or obstruction to the Estate road coloured brown or the access roads coloured yellow on the said plan or to the said systems caused by accident flood tempest frost breakdown of any machinery acts of the Queen's forces or of the Queen's enemies riot civil commotion operation of aircraft hostile or friendly or force majeure or act of God or by any restrictions or regulations or Her Majesty's Government or any strike or work to rule or lockout of workmen whether in the employment of the Landlord or not or any other circumstances or occurence beyond the Landlord's control Provided that (without incurring any liability to the Tenant) the Landlord will use its reasonable endeavours to ensure that access to the denied premises shall not be rendered totally incapable of exercise at any one time (v) the right to use any skip or skips provided by the Landlord on the service yard shown on the said plan (vi) the exclusive right not in common with the Landlord and others as aforesaid to use the Thirteen car parking spaces coloured blue on the said plan or such other spaces (being not less than an equivalent total number) allocated from time to time by the Landlord to the Tenant for the purpose of parking private motor cars or light vans not exceeding ten hundred weight only (or other vehicles the type whereof shall be first approved in writing by the Landlord)
                    (vii) the right to use the land hatched blue on the said plan for the purposes only of
                         (a) access to and egress from the rear of the demised
                             premises on foot only
                         (b) access to and egress from the two car parking
                             spaces at the rear of the demised premises coloured blue on the said plan with private motor cars or light vans not exceeding thirty hundred weight only
                         (c) loading and unloading vehicles of any nature
                    (viii) the right of support and protection for the benefit of the demised premises as now enjoyed from the other units and other parts of the Estate
                    EXCEPT AND RESERVED onto the Landlord the full right and liberty for the Landlord and its tenants of any adjoining premises of the Landlord on the Estate and where applicable their licensees employees and customers visiting the said adjoining premises of the Landlord and all other persons so authorised
                    (i) to build upon and use any land adjoining or near to the demised premises and to rebuild or alter any of the adjoining or neighbouring buildings including the right to build on or into the side walls of the demised premises according to such plans whether as to height extent or otherwise and in such manner as shall be approved by the Landlord or its surveyors notwithstanding any interference thereby occasioned to the access of light or air to the demised premises which light and air shall be deemed to be enjoyed by licence only those exercising such rights making good all damage caused as soon as practicable
                    (ii) The free and uninterrupted passage and running of water soil electricity gas and telephone services from and to other parts of the Estate through the sewers gutters drains channels watercourses pipes conduits cables and wires which are now or may hereafter during the term hereby granted be in under or over the demised premises together with full liberty and power at all times (but on reasonable notice except in case of emergency) for the Landlord with or without workmen or others together where necessary with appliances to enter upon the demised premises to inspect maintain repair cleanse amend re-route relay replace or renew the said services and the demised premises and to instal any additional services for the benefit of the demised premises or the other buildings on the Estate which the Landlord considers are reasonably required for the purposes of good estate management but causing as little interference as possible with the operation of the Tenant carried on by it on the demised premises doing no unnecessary damage by the exercise of this right and forthwith making good any damage thereby occasioned
                    (iii) the right of support and protection for the benefit of the other units and all other parts of the Estate as is now enjoyed or as will be hereafter enjoyed from the demised premises
                    (iv) the right of entry for the Landlord or the Landlord's Managing Agents or others authorised by them for the purposes of complying with any of the Landlord's obligations hereunder or for the repair maintenance or alteration of any adjoining premises of the Landlord

                    (v) The mines minerals and mineral substances in and under the demised premises (but such reservation shall not imply a right for the Landlord or others to enter upon the surface of the demised premises for the purpose of working or extracting such mines or minerals or mineral substances)

                           THE SECOND SCHEDULE hereto
                       (Landlord's fixtures and fittings)

                    1. Gas central heating boiler and radiators including controls in offices and toilet areas

                    2. Recessed fluorescent light fittings in offices and toilet areas

                    3.  Vinyl floor covering in toilet areas

                    4. Wiring conduit and outlets for production area (excluding light fittings)

                    5.  Toilets and hand basins in male and female toilet areas

                               THE THIRD SCHEDULE
                                   (Services)

                    The Maintenance Charge shall include the following:-
                    (1) The reasonable cost of inspecting repairing maintaining renewing replacing cleansing and keeping clean and tidy any drains sewers or other services serving the Estate together with all areas on the Estate to the west of the Estate road coloured brown on the said plan except any units let or available for letting to other tenants and the Estate road coloured brown on the said plan until the same shall become a highway maintainable at public expense and the fences walls gates and other boundary structures and other common facilities provided by the Landlord for the common use and enjoyment of the Tenant's and other occupiers of the Estate
                    (2) The reasonable cost of cleaning:-
                        (i) the gutters of the demised premises and gutters shared with adjoining or adjacent premises
                        (ii) the exterior of the glazing (including frames) of the demised premises and other premises on the Estate and
                        (iii) the brickwork cladding or other external finishes
                    of the demised premises and other premises on the Estate

                    (3) The reasonable cost of inspecting and maintaining the landscaped areas and hedges on that part of the Estate which lies to the West of the Estate road coloured brown on the said plan
                    (4) The reasonable cost of external decoration to the demised premises and other premises on the Estate in the event that the Landlord elects to carry out such work itself
                    (5) Without prejudice to paragraphs (1) (2) (3) and (4) of this Schedule the reasonable cost of insurance repair maintenance rebuilding renewing making lighting cleansing and decoration of any parts of the Estate which in the Landlord's or the Landlord's Managing Agents' opinion (in either case acting reasonably) benefit more than one tenant of the Landlord but are not the specific responsibility of any one tenant
                    (6) The payment by the Landlord of any rates water rates or other outgoings which in the Landlord's or the Landlord's Managing Agents' reasonable opinion benefit the Estate or any part thereof and which do not fall to be paid by any other tenant on the Estate
                    (7) The reasonable cost of employment of any staff as may be reasonably necessary to perform the services set out in this Schedule on the Estate including periodical payments in respect of National Health and Insurance Payments or similar or ancillary payments required by statute to be made by the Landlord in respect of any such staff and any reasonable benefits paid by the Landlord to any such staff as a condition of employment
                    (8) The carrying out of all works on the Estate which are not the specific responsibility of any one tenant (including without prejudice to the generality of the foregoing car parking spaces for which an exclusive right is given to any one tenant) and which shall be reasonably necessary to comply with and the doing of anything which the Landlord or the Landlord's Managing Agents consider necessary or prudent to comply with or to contest the incidence of any requirements under the Factory Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Town and Country Planning Acts 1971 to 1977 and the Health and Safety at Work Act 1974 and in any other legislation or order or instrument deriving validity from any of them and any Act or Acts for the time being in force amending or replacing the same and any future legislation or order or instrument as aforesaid of the like nature or effect
                    (9) The provision repair maintenance and updating of Estate sigh boards
                    (10) The payment of proper and reasonable management and other professional costs and expenses reasonable incurred by the Landlord from time to time by virtue of or in relation to any matter provided for in this Lease and the employment of any accountant solicitor or other professional person for any proper or reasonable purpose connected with the management of the Estate
                    (11) The enforcement of any regulations relating to the use of the Estate or any part thereof and the preparation and enforcement of any other regulations which may be made by the Landlord of the Landlord's Managing Agents to amend replace or extend the same unless the same can be recovered from any other Tenant or occupier on the Estate provided always that the Landlord will use its best endeavours to pursue in the first instance such tenant or occupier in default
                    (12) The reasonable provision repair maintenance and replacement of such vehicles equipment plant tools and materials as the Landlord or the Landlord's Managing
                    Agents may consider reasonably necessary for the provision of services or the repair improvement and maintenance of the Estate
                    (13) The provision maintenance and renewal of such other reasonable services facilities or amenities or the carrying out of such works to the Estate and its appurtenances and the effecting of such insurances in respect of third party and property owners' risks and otherwise as the Landlord or the Landlord's Managing Agents shall from time to time consider necessary or desirable in accordance with principles of good estate management for the use enjoyment or benefit of the Tenant jointly with other tenants on the Estate
                    (14) The cost of provision of a skip service and of providing and renewing rubbish bins and the periodical refuse collection charged to or undertaken by the Landlord
                    (15) The current rental value from time to time (as certified by the Landlord's surveyor or valuer by reference to other rentals payable for units on the Estate whose certificate shall be final and binding upon the parties hereto) of premises on the Estate provided for use by the Landlord as may be reasonably necessary for the general management by the Landlord of the Estate and of premises for reception facilities or for any other facility made available by the Landlord as may be reasonably necessary for the mutual use and benefit of the Tenant and other tenants on the Estate together with the reasonable cost of heating and lighting all such premises whether or not the Tenant shall make use of such facilities
                    (16) The provision (if considered appropriate by the Landlord) of any reserve fund reasonably set aside by the Landlord for payment of any future liability in respect of any of the foregoing Clauses Provided that all sums allocated to such reserve fund shall be held by the Landlord in a designated account separate from its own monies upon trust to apply the same and any interest accruing to such account for the purpose of the Estate

            THE COMMON SEAL of L.C.P. DEVELOPMENTS LIMITED was hereunto affixed in the presence of :-


                                                            [seal]

                                       /s/ [SIG]
                                       Director


                                       /s/ [SIG]
                                       Secretary

DEED OF VARIATION made the Twenty first day of December 1992

1.      PARTICULARS

Landlord

1.1 LLOYDS BANK PLC (as trustee for the SCHRODER EXEMPT PROPERTY UNIT TRUST) whose registered office is at 71 Lombard Street, London EC3.

Tenant

1.2 THE GALILEO COMPANY LIMITED (Company Registration No. 2143570) whose registered office is at Galileo Centre Europe, Windmill Hill, Swindon SN5 9NX.

The Leases

1.3 Underleases of the Premises (as hereinafter defined) both made the 23rd day of December, 1987 between L.C. Developments Limited (1) the Tenant
        (2).

The Premises

1.4 Unit 6 (formerly 2CIII) and Unit 7 (formerly 2CII), Marshall Road, Hillmead, Swindon, Wiltshire.

2.      DEFINITIONS AND INTERPRETATIONS

In this Deed: The words and expressions in Clause 1 above shall have the meanings specified therein and

2.1 The "Landlord" includes the person in whom the reversion immediately expectant on the determination of the term is for the time being vested.

2.2     The "Tenant" includes its successors in title.

2.3 If the "Landlord" or the "Tenant" is at any time more than one person its obligations shall be joint and several obligations of such persons.

2.4 The "Leases" includes all or any deeds and documents supplemental to the Leases whether or not expressed to be so.

2.5 Words importing one gender import any other gender words importing the singular import the plural and vice versa.

2.6 The clause headings shall not be taken into account for the purposes of its construction or interpretation.

2.7 This deed of variation may be executed in any number of counterparts all of which taken together shall constitute one and the same agreement and any party may enter into this deed of variation by executing a counterpart.

3.      RECITALS

A. This deed is supplemental to the Leases by which the Premises were demised for a term of 24 years from the 29th September, 1987 ("the Term") subject to the payment of the rent reserved by and the observance and performance of the covenants and the conditions on the tenant's part contained in the Leases.

B. The reversion immediately expectant on the determination of the term granted by the Leases is vested in the Landlord.

C. The unexpired residue of the term granted by the leases is vested in the Tenant.

D. The Landlord and Tenant have agreed that the Leases should be varied as set out below.

NOW THIS DEED WITNESSETH as follows:

1. The Landlord and the Tenant agree that the Leases are hereby varied so that the site of the car-parking spaces at the rear of the buildings comprised in the Premises are relocated and are henceforth to be in the positions as shown coloured blue on Plan A (relating to Unit 6) and Plan B (relating to Unit 7) as attached to this Deed of Variation.

2. To give effect to the variation referred to in Clause 1 above the Landlord and Tenant confirm that the covenants and conditions contained in the Leases (save as varied by this deed) shall continue in full force and effect.

3. The Landlord and the Tenant agree immediately to endorse memoranda of this deed on the counterpart and the original parts of the Leases respectively and to supply to the other party as appropriate a certified copy of such memorandum within fourteen days of the date of this deed.

IN WITNESS of which this deed has been executed and has been delivered on the date which appears first on page 1.

                                                Signed as a deed by
                                                Richard J
SIGNED as a deed by LLOYDS    }                 as Attorney for Lloyds Bank Plc
BANK PLC as trustee for the   }                 in the presence of
Schroder Exempt Property Unit }
Trust acting by its attorney  }                 51-53 New London Road,
in the presence of:           }                 Chelmsford, Essex, CM2 0SY

                                                (Bank Official)


THE COMMON SEAL of THE        }
GALILEO COMPANY LIMITED was   }
hereunto affixed in the       }
presence of:                  }                             [SEAL]